UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.
C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2024

Better For You Wellness, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1349 East Broad Street Columbus, OH	43205
(address of principal executive offices)	(zip code)

+1 (614) 368-9898
(registrant’s telephone number, including area code)

Not Applicable
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

Ian James Deferred Compensation Conversion

On February 28, 2024, the Company entered into a Deferred Compensation Conversion Agreement with Ian James (the “CEO Deferred Compensation Conversion Agreement”). During the Company’s 2024 fiscal year ended February 28, 2024, Chief Executive Officer Ian James deferred compensation in the amount of $199,196.08. Pursuant to the CEO Deferred Compensation Conversion Agreement and unanimous approval and authorization of the Company’s Board of Directors, the Company has issued
49,799,020
restricted common shares, par value $0.0001, at a conversion price of $0.004 per share as consideration for James’ cancelation and forgiveness of the $199,196.08  in deferred compensation.

Stephen Letourneau Deferred Compensation Conversion

On February 28, 2024, the Company entered into a Deferred Compensation Conversion Agreement with Stephen Letourneau (the “CBO Deferred Compensation Conversion Agreement”). During the Company’s 2024 fiscal year ended February 28, 2024, Chief Branding Officer Stephen Letourneau deferred compensation in the amount of $152,786.97. Pursuant to the CBO Deferred Compensation Conversion Agreement and unanimous approval and authorization of the Company’s Board of Directors, the Company has issued
38,196,743
restricted common shares, par value $0.0001, at a conversion price of $0.004 per share as consideration for Letourneau’s cancelation and forgiveness of the $152,786.97 in deferred compensation.

The foregoing description of the CEO Deferred Compensation Conversion Agreement and the CBO Deferred Compensation Conversion Agreement are qualified by reference to the full texts of the CEO Deferred Compensation Conversion Agreement, the CBO Deferred Compensation Conversion Agreement, the forms of which are filed herewith as Exhibits 10.1, and 10.2 respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information under Item 1.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information under Item 1.01 is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

NUMBER	EXHIBIT

10.1	Form of CEO Deferred Compensation Conversion Agreement
10.2	Form of CBO Deferred Compensation Conversion Agreement
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: March 5, 2024	/ s/ Ian James
Ian James
Chief Executive Officer

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